UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): February 10, 2025
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)

(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Steven M. Walker, the Chief Accounting Officer (principal accounting officer) and Assistant Treasurer of HEICO Corporation (“HEICO” or the "Company"), provided the Company notice of his retirement on February 10, 2025. Mr. Walker, age 60, has been with the Company since 2002, previously serving as Corporate Controller and Assistant Treasurer. He has held the position of Chief Accounting Officer since June 1, 2012, while continuing to fulfill his duties as Assistant Treasurer. Mr. Walker will retire from these positions, effective February 14, 2025. Following his retirement, Mr. Walker will remain an employee of the Company through March 31, 2025 under his current compensation arrangement to support a smooth transition. Mr. Walker’s decision to retire was not the result of any disagreement with the Company. The Company and its Board of Directors extend their appreciation to Mr. Walker for his years of dedicated service and significant contributions.

On February 13, 2025, the Company appointed Bradley K. Rowen, Senior Director of Corporate Accounting and Finance, to succeed Mr. Walker as Chief Accounting Officer (principal accounting officer) and Assistant Treasurer, effective February 14, 2025. In connection with these appointments, Mr. Rowen is deemed an executive officer of the Company. Mr. Rowen, age 43, has been with the Company since 2011, serving as Assistant Corporate Controller and Director of Financial Reporting before being promoted to his current role on February 5, 2018. Mr. Rowen has demonstrated exceptional leadership in strategic planning, financial reporting, and compliance with U.S. GAAP standards. His extensive expertise in overseeing complex financial operations, driving strategic initiatives, and optimizing operational efficiencies has been instrumental in enhancing HEICO’s financial success and maintaining transparency. Before joining the Company, Mr. Rowen worked at PwC as an Audit and Assurance Manager, where he oversaw financial statement audits and implemented risk management strategies. He holds a Bachelor of Science degree in Business Administration from The Ohio State University and is a Certified Public Accountant. The Company and its Board of Directors are confident in Mr. Rowen’s ability to continue driving financial excellence. There are no related transactions between the Company and Mr. Walker or Mr. Rowen that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	February 14, 2025	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer